EXHIBIT 23.01

CONSENTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 27, 2013, relating to the consolidated financial statements and financial statement schedule of Entergy Corporation and Subsidiaries, and the effectiveness of Entergy Corporation and Subsidiaries’ internal control over financial reporting, appearing in the Annual Report on Form 10-K of Entergy Corporation for the year ended December 31, 2012 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 27, 2013, relating to the consolidated financial statements and financial statement schedule of Entergy Arkansas, Inc. and Subsidiaries, and the effectiveness of Entergy Arkansas, Inc. and Subsidiaries’ internal control over financial reporting, appearing in the Annual Report on Form 10-K of Entergy Arkansas, Inc. for the year ended December 31, 2012 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 27, 2013, relating to the financial statements and financial statement schedule of Entergy Gulf States Louisiana, L.L.C., and the effectiveness of Entergy Gulf States Louisiana, L.L.C.’s internal control over financial reporting, appearing in the Annual Report on Form 10-K of Entergy Gulf States Louisiana, L.L.C. for the year ended December 31, 2012 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 27, 2013, relating to the consolidated financial statements and financial statement schedule of Entergy Louisiana, LLC and Subsidiaries, and the effectiveness of Entergy Louisiana, LLC and Subsidiaries’ internal control over financial reporting, appearing in the Annual Report on Form 10-K of Entergy Louisiana, LLC for the year ended December 31, 2012 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 27, 2013, relating to the financial statements and financial statement schedule of Entergy Mississippi, Inc., and the effectiveness of Entergy Mississippi, Inc.’s internal control over financial reporting, appearing in the Annual Report on Form 10-K of Entergy Mississippi, Inc. for the year ended December 31, 2012 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 27, 2013, relating to the financial statements and financial statement schedule of Entergy New Orleans, Inc., and the effectiveness of Entergy New Orleans, Inc.’s internal control over financial reporting, appearing in the Annual Report on Form 10-K of Entergy New Orleans, Inc. for the year ended December 31, 2012 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 27, 2013, relating to the consolidated financial statements and financial statement schedule of Entergy Texas, Inc. and Subsidiaries, and the effectiveness of Entergy Texas, Inc. and Subsidiaries’ internal control over financial reporting, appearing in the Annual Report on Form 10-K of Entergy Texas, Inc. for the year ended December 31, 2012 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 27, 2013, relating to the financial statements of System Energy Resources, Inc., and the effectiveness of System Energy Resources, Inc.’s internal control over financial reporting, appearing in the Annual Report on Form 10-K of System Energy Resources, Inc. for the year ended December 31, 2012 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

New Orleans, Louisiana
August 30, 2013